Borrowings	9 Months Ended
Sep. 30, 2022
Borrowings
Borrowings

8. Borrowings

	September 30,	December 31,
	2022	2021
	€ 1,000	€ 1,000
Innovation credit	3,907	3,907
Accrued interest on innovation credit	938	645
Convertible notes	1,378	38,925
Accrued interest on convertible notes	435	613

Total borrowings	6,658	44,090
Current portion	(1,888)	(4,771)
Non-current portion	4,770	39,319

On December 10, 2018 ProQR was awarded an Innovation credit for the sepofarsen program for LCA 10. Amounts were drawn under this facility from 2018 through 2022. The credit was used to conduct the Phase 2/3 clinical study for sepofarsen and to finance efforts to obtain regulatory and ethical market approval (NDA/MAA). The credit, including accrued interest of 10% per annum, is repayable depending on ProQR obtaining market approval for sepofarsen. An amount of € 3,907,000 had been received as at September 30, 2022. Accumulated interest amounted to € 938,000 as at September 30, 2022. The assets that are co-financed with the granted innovation credit are subject to a right of pledge for the benefit of RVO.

Convertible loans

In July 2020, the Company entered into a convertible debt financing agreement with Pontifax Medison Debt Financing. Under the agreement, the Company had access to up to $ 30 million in convertible debt financing in three tranches of $ 10 million each that would mature over a 54-month period and had an interest-only period of 24 months. One tranche of $ 10 million (€ 10.3 million) was drawn down.

A second close of the convertible debt financing agreement was completed in August 2020 with Kreos Capital. Under the second agreement, the Company had access to up to € 15 million in convertible debt financing in three tranches of € 5 million each that would mature over a 54-month period and had an interest-only period of 24 months. One tranche of € 5 million was drawn down.

In connection with the loan agreement, the Company issued to Pontifax and Kreos warrants to purchase up to an aggregate of 302,676 shares of its common stock at a fixed exercise price.

On December 29, 2021, the Company amended its convertible debt financing agreement with the Lenders. Under the amended agreement the Company drew down an additional $ 30 million that would mature over a 54-month period and had an interest-only period of 33 months. The amendment replaced the two undrawn tranches under the original convertible debt financing agreements.

In connection with the loan agreement, the Company issued to the Lenders warrants to purchase up to an aggregate of 376,952 shares of its common stock at a fixed exercise price.

In September 2022, ProQR extinguished its debt with Pontifax and Kreos by repaying all outstanding principal amounts. In addition, an early repayment penalty was incurred. The results related to the derecognition of these financial liabilities are disclosed in note 17.

Pontifax’ and Kreos’ warrants remain in place until their five-year economic life expires. These warrants are accounted for as embedded derivatives and were recognized separately from the host contract as derivative financial liabilities at fair value through profit or loss.

Convertible loans were issued to Amylon Therapeutics B.V. (‘Amylon’) and are interest-bearing at an average rate of 8% per annum. They are convertible into a variable number of ordinary shares within 36 months at the option of the holder or the Company in case financing criteria are met. Any unconverted loans become payable on demand after 24 – 36 months in equal quarterly terms.

In 2022, Amylon entered into waiver agreements with certain lenders. Such lenders’ loan agreements with Amylon are severed and any claims to repayment of any outstanding debt and accumulated interest are renounced. The total amount of convertible loans and accumulated interest waived under these agreements in 2022 year-to-date is € 1,144,000. The resulting gain was recognized as a gain on derecognition of financial liabilities (refer to note 17).